SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                       FORM 8-K/A


                                     CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the
                           Securities and Exchange Act of 1934


             Date of Report (Date of earliest event reported):  May 24, 2002


                                 STRATESEC INCORPORATED
                 (Exact Name of Registrant as Specified in its Charter)


      Delaware                             1-13427              22-2817302
(State of Incorporation)            (Commission File No.)     (IRS Employer
                                                            Identification No.)


                         14360 Sullyfield Circle, Ste. B
                            Chantilly, Virginia 20151
        (Address of principal executive offices, including zip code)



                                 (703) 995-2121
               (Registrant's telephone number, including area code)










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                                        2


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.  The following exhibits are filed with this report:

         16 Letter from Argy, Wiltse regarding the change in the Registrant's certifying accountant.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               STRATESEC INCORPORATED



                                             s/s  BARRY W. MCDANIEL
                                    Name  Barry W. McDaniel
                                    Title  President and Chief Executive Officer



Dated:  June 4, 2002